                                                                 Exhibit 99.2




                          NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of all Outstanding
                               9 3/4% Senior Notes
                                    due 2004
                                 in Exchange for
                          9 3/4% Senior Notes due 2004,
              which have been registered under the Securities Act,
                                       of
                          SHOPPERS FOOD WAREHOUSE CORP.

      Registered Holders of outstanding 9 3/4% Senior Notes due 2004 of Shoppers Food Warehouse Corp. (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for an equal principal amount of 9 3/4% Senior Notes due 2004 of Shoppers Food Warehouse Corp. that have been registered under the Securities Act of 1933, as amended (the "Exchange Notes") and who cannot deliver their Outstanding Notes and a Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Norwest Bank Minnesota, National Association (the "Exchange Agent"), or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) or mailed to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON [______], 1997,
UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                  The Exchange Agent for the Exchange Offer is:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

     By Registered or Certified Mail:       Facsimile Transmission Number:             By Overnight Delivery:
                                                   (612) 667-4297

              P.O. Box 1517                (For Eligible Institutions Only)       6th Street and Marquette Avenue
    Minneapolis, Minnesota 55480-1517            Confirm by Telephone:           Minneapolis, Minnesota 55479-0113
     Attn: Corporate Trust Operation               (612) 667-0252                 Attn: Corporate Trust Operation

                                                For Information Call:
                                                   (800) 344-5128

      Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus and the Letter of Transmittal), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to Shoppers Food Warehouse Corp., upon the terms and subject to the conditions contained in the Prospectus dated [_______], 1997 of Shoppers Food Warehouse Corp. and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount at maturity of Outstanding Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

                      DESCRIPTION OF SECURITIES TENDERED


Name and address of registered                                       Aggregate Principal
Holder as it appears on the         Certificate Number(s) of         Amount Represented           Principal Amount of
Outstanding Notes (Please print)    Outstanding Notes Tendered/(1)/  by Outstanding Notes         Outstanding Notes Tendered

-------------------------------     -----------------------------    ------------------------     ----------------------------

-------------------------------     -----------------------------    ------------------------     ----------------------------

-------------------------------     -----------------------------    ------------------------     ----------------------------

-------------------------------     -----------------------------    ------------------------     ----------------------------

-------------------------------     -----------------------------    ------------------------     ----------------------------

-------------------------------     -----------------------------    ------------------------     ----------------------------

/(1)/ Certificate numbers not required if Outstanding Notes are being tendered by book-entry transfers.

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     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE


   X                                           Date:             , 1997
     ------------------------------------            ------------

   X                                           Date:             , 1997
     ------------------------------------            ------------
        Signature(s) of Owner or
          Authorized Signatory

     Area Code and Telephone Number:
                                    ---------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
            -------------------------------------

            -------------------------------------

            -------------------------------------
Capacity:
            -------------------------------------
Address(es):
            -------------------------------------


                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY

                    (Not to be used for signature guarantee)

         The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees that delivery to the Exchange Agent of a confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Firm:
             -----------------------------     -------------------------------
                                               (Authorized Signature)
Address:
        ----------------------------------
                                               Title:
------------------------------------------           -------------------------
                              (Zip Code)       Name:
                                                    --------------------------
                                                       (Please type or print)
Area Code and Telephone Number:
                                               Date:
                                                    --------------------------
------------------------------------------

         NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3